Investor Presentation Nasdaq: STRC February 2023

disclaimer Legal Disclaimer This presentation and any related oral statements contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, statements regarding Sarcos’ future operating results, financial position, liquidity and cash burn, business strategy, projections of market opportunity and market share, estimates and forecasts of other financial and performance metrics, anticipated benefits of its technologies, plans and objectives for future operations and offerings, Sarcos' product development, commercialization and availability, features of Sarcos' robotic systems and software, customer demand for Sarcos' products, and the potential success of Sarcos’ strategy. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Such forward-looking statements involve risks, uncertainties and assumptions that may cause actual events, results, or performance to differ materially from those indicated by such statements. Certain of these risks and uncertainties are set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Sarcos’ filings with the Securities and Exchange Commission (the “SEC”) from time to time which are available, free of charge, at the SEC’s website at www.sec.gov.  In addition, statements that “we believe” and similar statements reflect Sarcos’ beliefs and opinions on the relevant subject. These statements are based upon information known to Sarcos as of the date of this presentation, and although Sarcos believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and Sarcos’ statements should not be read to indicate that Sarcos has conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and readers are cautioned not to unduly rely upon these statements. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Sarcos or any other person that Sarcos will achieve its objectives and plans in any specified time frame, or at all. Except as required by law, Sarcos assumes no obligation and does not intend to update any forward-looking statements or to conform these statements to actual results or changes in Sarcos’ expectations. This presentation also contains estimates and other statistical data made by independent parties and by Sarcos relating to market size and growth and other industry data. These data involve a number of assumptions and limitations and is subject to change. You are cautioned not to give undue weight to such estimates. Sarcos has not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, cannot guarantee their accuracy or completeness. In addition, any projections, assumptions and estimates of Sarcos’ future performance and the future performance of the markets in which it competes are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties and by Sarcos.  Any projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions as of the date they were made and that were inherently subject to significant uncertainties and contingencies, many of which are beyond Sarcos’ control. Such projections, estimates and targets are included for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. While all projections, estimates and targets are necessarily speculative, Sarcos believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain, are subject to change and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such projections, estimates and targets. The inclusion of projections, estimates and targets in this presentation should not be regarded as an indication that Sarcos, or its representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Sarcos’ independent auditors did not audit, review, compile or perform any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business. Sarcos announces material information to the public through a variety of means, including filings with the SEC, public conference calls, Sarcos’ website (www.sarcos.com), its investor relations website (https://www.sarcos.com/investor-relations/), and its news site (https://www.sarcos.com/company/news/#press-releases). Sarcos uses these channels, as well as its social media, including its Twitter (@Sarcos_Robotics) and LinkedIn accounts (https://www.linkedin.com/company/sarcos/), to communicate with investors and the public news and developments about Sarcos, its products and other matters. Therefore, Sarcos encourages investors, the media, and others interested in the company to review the information it makes public in these locations, as such information could be deemed to be material information. The information that can be accessed through hyperlinks or website addresses included herein is deemed not to be incorporated in or part of this presentation.

About Sarcos Manufacturer of dexterous robotic systems designed to master dangerous and Unstructured environments. Extensive R&D $375 million and 30+ years invested Deep IP Portfolio 325 technology patents issued or filed Technical Expertise 25 PhDs, 75 Master’s, 178 world-class robotics engineers Large Target Markets Aviation, Construction, Solar Energy, Defense Pioneers in a growth industry at a critical inflection point. Product economics are ready for market adoption and positive ROI. Metrics on this page are current as of 2/1/23

The SARCOS mission PREVENT INJURIES AND increase worker productivity and longevity through robotics - Our Focus - Sarcos is enabling the workforce of the future by combining human intelligence, instinct and judgment with the strength, endurance and precision of machines to create dexterous robots that operate in unstructured real-world situations. Robotics Solving for: Labor Shortage | Aging Workforce | Unsafe Work Environments | Stagnant Productivity

Key Investment Rationale Commercializing R&D investment into huge market opportunities Massive market opportunity with solutions that address many use cases across numerous huge end markets including power and utilities, aerospace, defense and construction Focusing on significant near-term commercial sales opportunities Significant secular trends driving adoption – ESG, a growing focus on human capital management, and others Game-changing robotics technology works in unstructured environments that are inherently risky, dangerous, unpleasant, inhospitable, or remote, offering customers a compelling value proposition     Leveraging $375 million R&D investment, extensive IP portfolio and highly specialized and experienced engineering team Strong and experienced leadership executing on clear plans to value creation Worker Shortages The Future of Work Climate Change Aging Population Worker Safety Declining Productivity

Sarcos Robotic solutions Guardian robots are end-to-end systems, not market-specific Guardian: one who guards, protects, or preserves Teleoperation and supervised autonomy are protecting the operator Sarcos has a registered trademark for Guardian® Every individual robot we design and produce is created to encompass functionality to protect the operator Sarcos Solution Robot Software Base Other Components

Asset-light approach to Manufacturing Addition of contract manufacturer to enable SCALABILITY Insourced development Outsourced production Process Maturation Enabling Transfer Engineering Development Rapid Prototyping Supplier & Line Qualification Ramp to Volume Sarcos Value add Contract Manufacturer value add Intellectual property, design and engineering expertise Assembly and test process development  Co-location with R&D, closed loop design cycle and initial DfX Rapid prototyping Product sub assembly Reduces over capacity and production risk Leverages established manufacturing operations and supply chain Reduces cash and capital requirements Demand-based ability to quickly scale volumes up or down Design for Excellence & Value Engineering CURRENT INTERNAL PRODUCTION CAPACITY OF 300-500 UNITS PER YEAR

Sarcos solutions gaining traction 2020 1983 Sarcos founded Fully electric  semi-autonomy 2022 Q2 2022 Q2 Acquired RE2 2022 Q3 Began production of XM Began production of XT, Robot Service Platform 2022 Q4 MID 2023 MID 2023 Planned scale deployments of XT and Sea Class Planned scale deployments of XM, Begin production of Sea Class R&D Pre-Commercialization Commercialization Achieved 300-500 Production Capacity

$147 BILLION TARGET MARKET IN THE US

SCALE & EFFICIENCY TRANSCEND INDUSTRIES & APPLICATIONS

LARGE U.S. ADDRESSABLE MARKET[1]



$147b
Total Addressable
$15b
Serviceable Obtainable

END MARKETS* & APPLICATIONS

POWER & UTILITIES
- Power line and transformer maintenance
- Infrastructure inspection
- Solar field installation

AEROSPACE
- Service airliners
- Maintenance & repair
- Assembly support

DEFENSE
- Logistics
- Maintenance, repair, hydroblasting

CONSTRUCTION
- Build & repair
- Material transport

AUTOMOTIVE
- Ship / receive
- Assemble

OIL & GAS
- Maintenance & diagnostics
- Construct / deconstruct

LOGISTICS
- Non-cons
- Heavy duty

MANUFACTURING
- Move & manipulate
- Assemble

* Initial Focus

- Source: Bureau of Labor Statistics Occupational Employment Statistics Survey; 1) TAM includes jobs identified from US BLS employment data that would benefit from Sarcos' product offerings, with an assumed XO / XT / XM utilization rate at a blended annual cost of service. Assumes 10% market adoption for SOM. Does not include jobs outside of the US.
- Metrics on this page are current as of 2/1/23

9 | SARCOS PROPRIETARY

Aerospace / Aviation 1. Sarcos' Total Addressable Market (TAM) is a subset of this larger number, representing aircraft maintenance & ground service jobs to be done. Global opportunity is limited to top 13 countries we are likely to sell in vs. every country. 2. https://www.linkedin.com/pulse/how-cost-reduction-finally-affect-ground-handling-safety-vourlakis/ Semi-Automated Airport Apron Changi Airport Group (CAG) provided for pilots of autonomous baggage handling and other labor-intensive roles in the outdoor apron environment. Delta agreements to leverage airport automation technologies.  Commercial production anticipated in late 2024. Technology adoption is driving efficiency in turnaround times, ground handling costs, and operational efficiency savings on costs for fuel and de-icing agents. 80% of ground handling costs are from manual labor2 Semi-autonomous aircraft servicing (cargo door, baggage, water) Aircraft maintenance & ground Service ROBOTICS market1 CAGR 10.32% TAM    $1.1B CAGR 10.32% (Source: Fortune Business Insights) (Source: Sarcos-commissioned research1 TAM: 2023) market traction drivers

Solar Energy Significant and Growing Market Opportunity market traction Successful installation of 76 panels in field with large utility and EPC sponsored by DOE. Solar was 39% of new generating capacity in 1H’221 Utility-scale projects will face significant growth risks from IRA2 and UFLPA2 – will further slow efforts to decarbonize the U.S. power sector3 Supply constraints easing; full impacts in 2024+ drivers Solar module installation robotics Market4 CAGR 6.9% TAM    $128M (Source: Sarcos-commissioned research4) CAGR 6.9% (Source: IEA, SEIA, Fortune Business Insights) 1. SEIA, National Solar Job Census, 2020 2. IRA: Inflation Reduction Act; UFLPA: Uyghur Forced Labor Prevention Act 3. “US blocks more than 1000 solar shipments over Chinese slave labor concerns,” Reuters, Nov 2022 4. Sarcos' Total Addressable Market (TAM) is a subset of this larger number. Global opportunity is limited to top 13 countries we are likely to sell in vs. every country.

CONSTRUCTION

SIGNIFICANT AND GROWING MARKET OPPORTUNITY FOR ROBOTIC SOLUTIONS




Global Construction Equipment Market ($B)
$114.5
$132
$154
2021
2025
2029

(Source: Grand View Research)

MARKET TRACTION

- Vegetation Management MOU and trial for work at height.
- NAVSEA REPTX field trials in two ports.
- Field trial with large electric utility for pole top inspection and work.

DRIVERS

- > 375K unfilled jobs, as of July 2022. Construction workers quit their jobs at a faster rate than they were laid off or discharged for the 17th consecutive month in July 2022[1].
- 40%+ of the current workforce is expected to retire in the next decade with not enough people to replenish the shortfall[2].
- Construction has the highest level of workplace injuries resulting from falls, slips & trips[3].
- Construction companies face increasing labor costs, and decreasing margins - workers are paid ~18% premium vs other sectors to address shortfall[4].

CONSTRUCTION ROBOTICS MARKET[5]

CAGR	3.9%
TAM	$1.9B

(Source: Sarcos-commissioned research[5] TAM: 2023)

1. Associated Builders & Contractors, Aug 2022
2. Forbes, Aug 2022
3. Construction Dive, June 2022.
4. US Bureau of Labor Statistics, 2022
5. Sarcos' Total Addressable Market (TAM) is a subset of this larger number. Global opportunity is limited to top 13 countries we are likely to sell in vs. every country

13 | SARCOS PROPRIETARY

SARCOS

SUBSEA

GROWING MARKET OPPORTUNITY FOR ROBOTIC SOLUTIONS


DEFENDER
SARCOS


Underwater Robotics ($B)[1]
CAGR 12.8%
$298
$487
$804
2021
2025
2029

(Source: Data Bridge Market Research)

MARKET TRACTION

Fully integrated with VideoRay®

Deep water applications: Continued work on the Office of Naval Research-funded Dexterous Maritime Manipulation System project, which will provide Navy explosive ordnance disposal personnel with the ability to remotely address waterborne improvised explosive devices.

DRIVERS

Current US deficit in shipbuilding and repair threatens global security and global supply chains

Underwater applications:

- Inspection, survey and observation tasks (69% share of market)[2]
- Deep water applications (50% share of market, with 14% expected CAGR through 2029)[2]

UNDERWATER ROBOTICS

CAGR	12.2%
TAM	$1.28B

(Source: Data Bridge Research, <1000 Meters market 2023)

14 | SARCOS PROPRIETARY

1. Market sizing is for each market as a whole and represents all products including hardware solutions, software, components, etc.
2. Data Bridge Research 2022

SARCOS®

Baggage Loading/Unloading Door Opening Water Service Customers Solar Field Construction Surface Preparation Future Apps Future Apps Data: AI/ML learning models, business analytics, performance, predictive maintenance, scheduling, logistics, etc. Value: improved operations, insights, statistics, etc. Future Markets Sarcos Portal Construction Operations Data General Robot Data Airport Operations Data Sarcos Solution Portal

ENVIRONMENT STRUCTURED UNSTRUCTURED PHYSICALLY DEMANDING WORK flexibility for dynamic industrial environments Sarcos is strongly positioned to address THIS NEED

Environmental, social, governance Sarcos is a natural fit with esg principles Environmental Enabling speedier transition to solar energy Robotic systems are all electric Social Robotic technology eliminates need to put workers in many dangerous situations Upskill workers from manual labor to robotics operators Helping other companies achieve their ESG goals through robotics Governance Woman-led business Board of Directors: 3 of 9 directors are women; 2 of 9 directors are people of color

Revenue Profile Gross Margin and Liquidity $4.7M Revenue for Q3 2022  $13-15M Revenue Guidance for 2022 24% Gross Margin for Q3 2022 $135M Cash and Cash Equivalents on 9/30/22 ~$6.1M* Revenue for Q4 2022  ~$14.6M* Revenue for 2022 $114.5M Cash and Cash Equivalents on 12/31/22 Financial Highlights * Subject to completion of 2022 audit

Kiva Allgood A leader with a proven track record of bringing products to market Technology executive with public company experience leading multi-billion-dollar business units 20 years of experience commercializing complex technologies Instrumental in bringing to market: Online banking Motorola Razr Global Head of IoT and Automotive, Ericsson Chief Commercial Development Officer, GE Business Innovations Managing Director, GE Ventures and Business Innovations MBA Kellogg School of Management at Northwestern Women Tech Council’s 2022 Leadership Excellence Award RCR Wireless Top 50 Industrial Innovators

Key Investment Rationale Commercializing R&D investment into huge market opportunities Massive market opportunity with solutions that address many use cases across numerous huge end markets including power and utilities, aerospace, defense and construction Focusing on significant near-term commercial sales opportunities Significant secular trends driving adoption – ESG, a growing focus on human capital management, and others Game-changing robotics technology works in unstructured environments that are inherently risky, dangerous, unpleasant, inhospitable, or remote, offering customers a compelling value proposition     Leveraging $375 million R&D investment, extensive IP portfolio and highly specialized and experienced engineering team Strong and experienced leadership executing on clear plans to value creation Worker Shortages The Future of Work Climate Change Aging Population Worker Safety Declining Productivity

APPENDIX Use this box if you have footnotes; otherwise delete

Future of Robots

AUTONOMOUS PORT AND MILITARY USE CASES

Expeditionary EOD

- 300m or less
- RIB deployed
  - Launch & recovery from RIB
- Teleoperate on target
  - Imitative controller & OCU
  - Autonomous waypoint
- Missile/ordnance recovery
  - Hook & line / lift bags
- IED - complex environments
  - Pier pilings
- Limpet mines
- Overcharge deployment
  - Auguring in sea floor
- Tool handling (list)
  - Cutting tool
- UUV recovery
  - Line cutting

Diver Relief

- Near surface
- Launch & recover from ship deck
- Contraband recovery
- Rudder, prop shaft clearing
  - Cutting, pulling in complex area
- Damage inspection
  - Blanket deployment
- General security check
  - Limpet mine, etc.
- Coast Guard inspection
  - NDT inspection

Salvage

- Up to 2000m
- Hook & line
- Lift bag deployment

Infrastructure

- Locks, dams, power plants
- Intake inspection & debris removal
- Obstruction clearing


DEFENDER

EOD: Explosive ordinance disposal; RIB: Rigid inflatable boat; OCU: Operator control unit; IED: Improvised explosive device; NDT: Non-destructive testing; UUV: Unmanned underwater vehicle

24 SARCOS PROPRIETARY

Aviation Use Case De-icing Aircraft De-icing aircraft at the gate Semi-autonomously apply de-icing fluid to the aircraft while it is still at the gate Ensure better coverage and reduce waste of de-icing fluid Surface Preparation Surface removal (corn starch blasting) Rapid removal of surface coatings from sensitive components like radomes using fine-particle media   Surface removal (sanding)  Semi-autonomous removal of composite coatings from aircraft body to prep for re-coating Baggage Handling Baggage handling (bag room) Semi-autonomous movement of bags from bag room to conveyors to designated carts (part of the baggage transport process) Baggage unloading (cargo hold) Semi-autonomous movement of bags from conveyor to designated carts (part of the baggage unloading process) Ground Services Under-apron services Use cases range from semi-autonomous water services, opening cargo doors, wing walking, etc. Both ground-stop and blue-sky scenarios

Solar energy Use Case Solar Panel Manipulation Autonomously pick and place PV modules delivery to installation on racking systems O-AMPP project: which began in 2021 with funding support from the U.S. Department of Energy Solar Energy Technologies Office (SETO), aims to streamline the process of solar field construction into one harmonized robotic system to deliver, detect, lift, and place photovoltaic modules in the field.

CONSTRUCTION USE CASES SURFACE PREP Plasma / laser ablation to remove material from the side of the ship Media blasting to remove paint & rust

CONSTRUCTION USE CASES At-height Surface Removal At-height surface removal (grinding/sanding) Removal of surface coatings using hand tools like grinders, sanders, and laser ablation Common in commercial and infrastructure construction to smooth out surface irregularities At-height surface removal (media blasting) Cleaning of surfaces (i.e., buildings, bridges, etc.) to prep for coating or pre-commissioning At-height Surface Cleaning At-height surface cleaning (power wash) Cleaning of surfaces (i.e., buildings, bridges, windows, etc.) to prep for pre-commissioning or maintenance At-height Tool Use (Commercial Build) Power tools Autonomous or teleoperated use of power tools like torque guns to improve productivity, remove humans from dangerous situations, and reduce repetitive work fatigue Some of the above use cases are under evaluation and will be vetted at CONEXPO/CON-AGG in March 2023

Customer Support / Sarcos Fleet Management Data Analytics Cellular and Wifi Connectivity  Robots, Human Machine Interfaces Business Case Support fielded robots Gather operational insight and tools Provide real world human/robot data Support Deployment of Software as a Service  IoT Hub Device Twin Azure Foundry Robot Configuration  Tools Robot Service Platform

LEADERSHIP EXPERIENCE



Kiva Allgood
President, CEO & Director

Ericsson, GE Ventures, Qualcomm



Drew Hamer
Chief Financial Officer

Velodyne Lidar, ON24, Keynote



Kristi Martindale
EVP, Chief Product & Marketing Officer

Vice President of Global Marketing, Qualcomm



Dr. Fraser Smith
Founder, Distinguished Engineer

President, Raytheon Sarcos



Jim “Hondo” Geurts
Executive Vice Chairman

US Navy, USSOCOM, US Air Force



Dr. Denis Garagić
Chief Technology Officer

BAE Systems, Icosystem



Dr. Randy Sheffield
VP, Production / Manufacturing

Schlumberger



Lisa Johnson
VP, Supply Chain and Quality

Boeing Supply Chain Executive



Jorgen Pedersen
Chief Operating Officer

Founder, RE2 Robotics



Steve Sonne
Chief Legal Officer

Booking Holdings

30 | SARCOS PROPRIETARY | SARCOS

SARCOS TECHNOLOGY AND ROBOTICS CORPORATION

BOARD OF DIRECTORS



Ben Wolff
Director, Co-Founder, Sarcos

Board of Directors: Globalstar



Brian Finn
CEO (former), Credit Suisse

Board of Directors: Scotts Miracle-Gro; Owl Rock Capital



Laura Peterson
VP (former), The Boeing Company

Board of Directors: Air Transport Services Group



Priya Balasubramaniam
VP of Operations, Apple

Member: World Economic Forum Council (former); Michigan State University Broad College Advisory Board



Peter Klein
CFO (former), Microsoft

Board of Directors: Accolade, Inc; Denali Therapeutics; F5 Networks



Matt Shigenobu Muta
VP of Innovation, Delta Air Lines

Former: Global Managing Director for Hospitality & Travel, Microsoft



Dennis Weibling
Managing Director, Rally Capital

Board of Directors: CEO Nextel Communications



Admiral (Ret.) Eric T. Olson
Commander (former), U.S. Special Operations Command

Board of Directors: Under Armour; Iridium Communications



Kiva Allgood
President & CEO, Sarcos

Board of Directors: Airgain; Synaptics Incorporated; Analytics Ventures; University of California, Irvine, The Paul Merage School of Business

31 SARCOS PROPRIETARY SARCOS®